Earnings Call Presentation
3rd Quarter 2011
October 31, 2011

Safe Harbor Statement
 Our disclosures in this presentation and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation
 Reform Act of 1995. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project,"
 "intend," "plan," "believe," "outlook," and other words of phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-
 looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and
 “Management’s Discussion and Analysis” sections of our recent reports on Forms 10-K and 10-Q filed with the SEC. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. Forward-
 looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
 In addition, we will be referring to non-GAAP financial measures within the meaning of
 SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrong.com.

Basis of Presentation Explanation
	Comparable Dollars	Other Adjustments
Net Sales	Yes	No
Gross Profit	Yes	Yes
SG&A Expense	Yes	Yes
Equity Earnings	Yes	Yes
Operating Income	Yes	Yes
Net Income	Yes	Yes
Cash Flow	No	No
Return on Capital	Yes	Yes
EBITDA	Yes	Yes
 • We report in comparable dollars to
 remove the effects of currency
 translation on the P&L. The budgeted
 exchange rate for the current year is
 used for all currency translations in the
 current year and prior years.
 • We remove the impact of discrete
 expenses and income. Examples
 include plant closures, restructuring
 actions, and other large unusual items.
 • Taxes for normalized Net Income and
 EPS for all periods presented are
 calculated using a constant 42%, which
 is based on the full year historical tax
 rate.
When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation.
What Items Are Adjusted
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding.

Key Metrics - Third Quarter 2011
Financial Overview
(1) As reported Net Sales: $774 million in 2011 and $740 million in 2010.
(2) As reported Operating Income: $93 million in 2011 and $45 million in 2010
(3) As reported EPS: $0.89 in 2011 and $0.42 in 2010.
	2011 Actual	2010 Actual	Variance
Net Sales (1)	$757	$752	0.7%
Operating Income (2)	97	83	16.9%
% of Sales	12.8%	11.0%	180 bps
EBITDA	124	112	10.7%
% of Sales	16.4%	14.9%	150 bps
Earnings Per Share (3)	$0.86	$0.82	4.9%
Free Cash Flow	73	79	(6)
Net (Cash) Debt	467	(236)	703

Third Quarter 2011 - Adjusted EBITDA to Reported Net Income
Financial Overview
	2011	2010	V
EBITDA- Adjusted	$124	$112	$12
Depreciation and Amortization	(27)	(29)	2
Operating Income - Adjusted	$97	$83	$14
Foreign Exchange Movements	2	(1)	3
Cost Reduction Initiatives	(3)	(7)	4
Laminate Duty Refund	-	7	(7)
Accelerated Depreciation (not included above)	-	(20)	20
CEO transition costs	-	(2)	2
Restructuring	(1)	(15)	14
Impairments	(2)	-	(2)
Operating Income - As Reported	$93	$45	$48
Interest (Expense) Income	(10)	-	(10)
EBT	$83	$45	$38
Tax (Expense) Benefit	(30)	(20)	(10)
Net Income	$53	$25	$28

Armstrong
EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
EBITDA Change ($M)
% Sales Change
20
15
10
5
-
(5)
(10)
(15)
15%
10%
5%
(0%)
(5%)
(10%)
19
6%
4%
4
2
13%
(10)
(6%)
(3)
Resilient Flooring
Wood Flooring
Building Products
Cabinets
Corporate

Third Quarter Sales and EBITDA by Segment - 2011 vs. 2010
Financial Overview

$140
$120
$100
$80
$60
$40
$20
$0
$112
$10
($14)
$19
$11
$3
($6)
($2)
$124
2010
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Pension Credit
Change in D&A
2011

EBITDA Bridge - Third Quarter 2011 versus Prior Year
Financial Overview
($9)

$120
$100
$80
$60
$40
$20
$0
$79
$21
$17
($22)
($10)
$1
($13)
$73
2010
Cash Earnings
Working Capital
Capex
Interest Exp
WAVE Dividends
Restructuring /Other
2011

Free Cash Flow - Third Quarter 2011 versus Prior Year
Financial Overview

Key Metrics - September YTD 2011
Financial Overview
(1) As reported Net Sales: $2,207 million in 2011 and  $2,124 million in 2010.
(2) As reported Operating Income: $218 million in 2011 and $111 million in 2010
(3) As reported EPS: $1.75 in 2011 and $0.55 in 2010.
	2011 Actual	2010 Actual	Variance
Net Sales (1)	$2,172	$2,145	1.3%
Operating Income (2)	246	170	44.7%
% of Sales	11.3%	7.9%	340 bps
EBITDA	325	256	27.0%
% of Sales	15.0%	11.9%	300 bps
Earnings Per Share (3)	$2.07	$1.61	28.6%
Free Cash Flow	79	137	(58)
Net (Cash) Debt	467	(236)	703

EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)
40
30
20
10
-
(10)
(20)
EBITDA Change ($M)
12%
10%
8%
6%
4%
2%
0%
(2%)
(4%)
(6%)
% Sales Change
6
34
36
7
(14)
(4%)
0%
6%
1%
Resilient Flooring
Wood Flooring
Building Products
Cabinets
Corporate

September YTD Sales and EBITDA by Segment - 2011 vs. 2010
Financial Overview

$400
$350
$300
$250
$200
$150
$100
$50
$0
$256
$57
($47)
$62
$36
$8
($19)
($6)
$325
2010
Price / Mix
Volume
Input Costs
Mfg Cost
SG&A
WAVE
Pension Credit
Change in D&A
2011

EBITDA Bridge - September YTD 2011 versus Prior Year
Financial Overview
($22)

Key Metrics  - Guidance 2011
Financial Overview
	2011 Estimate Range			2010	Variance
Net Sales(1)	2,850	to	2,900	2,766	3%	to	5%
Operating Income(2)	275	to	295	189	46%	to	56%
EBITDA	380	to	400	303	25%	to	32%
Earnings Per Share(3)	$2.25	to	$2.45	$1.73	30%	to	42%
Free Cash Flow	80	to	120	180	(56%)	to	(33%)
(1) Sales figures include foreign exchange impact.
(2) As reported Operating Income: $235- 255 million in 2011 and $81 million 2010.
(3) As reported earnings per share: $1.86- $2.06 in 2011 and $0.19 in 2010.

2011 Financial Outlook
Financial Overview
¾ Raw Material & Energy Inflation  $50 - $60 million increase
¾ Manufacturing Productivity* Gross Margin +150 to +200 bps vs. 2010
¾ U.S. Pension Credit ~$25 million, down ~$25 million vs. 2010
  60% manufacturing, 40% SG&A
¾ Earnings from WAVE $5 - $10 million vs. 2010
¾ Cash Taxes/ETR ~$25 million. Adjusted ETR of 42%
¾ Q4 Sales $645 - $695 million
  EBITDA $55 - $75 million
¾ Capital Spending* ~$150-$170 million
¾ Exclusions from EBITDA* ~$22 - $25 million associated with already announced actions
* Changed from July Outlook

Appendix

September YTD- Adjusted EBITDA to Reported Net Income
Financial Overview Appendix
	2011	2010	V
EBITDA- Adjusted	$325	$256	$69
Depreciation and Amortization	(79)	(86)	7
Operating Income - Adjusted	$246	$170	$76
Foreign Exchange Movements	3	(2)	5
Cost Reduction Initiatives	(12)	(9)	(3)
Laminate Duty refunds	-	7	(7)
Accelerated Depreciation (not included above)	(9)	(19)	10
CEO transition costs	-	(13)	13
Restructuring	(8)	(15)	7
Impairments	(2)	(8)	6
Operating Income - As Reported	$218	$111	$107
Interest (Expense) Income	(36)	(6)	(30)
EBT	$182	$105	$77
Healthcare Reform- Medicare Subsidy Elimination	-	(22)	22
Tax (Expense) Benefit	(78)	(51)	(27)
Net Income	$104	$32	$72

Adjusted Operating Income to Free Cash Flow
Financial Overview Appendix
	2011 Estimate Range
Adjusted Operating Income	275	to	295
D&A	105
Adjusted EBITDA	380	to	400
Changes in Working Capital	(10)	to	10
Capex	(150)	to	(170)
Pension Credit	(25)
Interest Expense	(50)
Cash Taxes	(25)
Other, including cash payments for restructuring and one-time items	(30)
Free Cash Flow	80	to	120

Consolidated Results
Financial Overview Appendix
Third Quarter
	2011 Reported	Comparability(1) Adjustments	FX(2) Adj	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	FX(2) Adj	2010 Adjusted
Net Sales	774	-	(17)	757	740	-	12	752
Operating Income	93	6	(2)	97	45	37	1	83
EPS	$0.89	($0.02)	($0.01)	$0.86	$0.42	$0.40	$ -	$0.82

September YTD
	2011 Reported	Comparability(1) Adjustments	FX(2) Adj	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	FX(2) Adj	2010 Adjusted
Net Sales	2,207	-	(35)	2,172	2,124	-	21	2,145
Operating Income	218	31	(3)	246	111	59	-	170
EPS	$1.75	$0.34	($0.02)	$2.07	$0.55	$1.06	$-	$1.61
(1) See earnings press release and 10-Q for additional detail on comparability adjustments
(2) Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
Financial Overview Appendix
(1) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.
Third Quarter
	2011 Reported	Comparability(1) Adjustments	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	2010 Adjusted
Building Products	72	1	73	59	10	69
Resilient Flooring	11	4	15	10	14	24
Wood Flooring	17	-	17	(13)	11	(2)
Cabinets	2	-	2	(1)	-	(1)
Unallocated Corporate (Expense) Income	(9)	-	(9)	(10)	4	(6)

September YTD
	2011 Reported	Comparability(1) Adjustments	2011 Adjusted	2010 Reported	Comparability(1) Adjustments	2010 Adjusted
Building Products	191	11	202	155	11	166
Resilient Flooring	21	18	39	15	15	30
Wood Flooring	34	(1)	33	(14)	12	(2)
Cabinets	2	-	2	(6)	1	(5)
Unallocated Corporate (Expense) Income	(30)	-	(30)	(39)	20	(19)

Cash Flow
Financial Overview Appendix
	Third Quarter		September YTD
($ millions)	2011	2010	2011	2010
Net Cash From Operations	98	85	130	141
Less: Net Cash from Investing	(25)	(6)	(51)	(4)
Equals Free Cash Flow	73	79	79	137